                                                                  Exhibit 10-N-1

                             OTTER TAIL CORPORATION

                    DEFERRED COMPENSATION PLAN FOR DIRECTORS

               As Amended and Restated Effective January 1, 2003

                                TABLE OF CONTENTS

                                                                           Page
                                                                          Number
                                                                          ------
1.   PURPOSE                                                                  3

2.   PLAN PERIODS                                                             3

3.   ADMINISTRATION                                                           3

4.   PARTICIPATION                                                            3

5.   DEFERRED COMPENSATION ACCOUNTS                                           5

6.   PAYMENT                                                                  8

7.   ASSIGNMENT                                                              12

8.   TERMINATION AND AMENDMENT                                               12

     SCHEDULE A

     SCHEDULE B

                             OTTER TAIL CORPORATION

                    DEFERRED COMPENSATION PLAN FOR DIRECTORS

                As Amended and Restated Effective January 1, 2003

      1. PURPOSE. The Plan is designed to provide a method of deferring payment to non-employee Directors of all or part of their retainer and/or meeting fees, as fixed from time to time by the Board of Directors, until termination of their services on the Board.

      2. PLAN PERIODS. The first Plan Period shall commence upon the election of Directors at the 1984 Annual Stockholders' Meeting and terminate on December 31, 1984. An additional Plan Period will commence on July 1, 2000 and continue through December 31, 2000 for which a Director may elect to defer all or part of his or her retainer and/or meeting fees for that period in the form of restricted stock units, as provided in Section 5 hereof. Subsequent Plan Periods shall relate to successive calendar years.

      3. ADMINISTRATION. The Plan shall be administered by a committee of the Board of Directors designated by the Board to administer the Plan (the "Committee"). The Committee shall be composed solely of two or more "Non-Employee Directors," within the meaning of Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934. The Committee shall have the power to interpret the Plan and, subject to its provisions, to make all determinations necessary or desirable for the Plan's administration.

      4. PARTICIPATION.

      (a) An individual who serves as Director and is not otherwise employed by the Corporation or any of its subsidiaries shall be eligible to participate in the Plan if the Director elects to have payment of his or her retainer and/or meeting fees in respect of a Plan Period deferred as provided herein.

      (b) The election to participate shall be made by written notice on Schedule A to the Plan filed with the Committee prior to the first day of such Plan Period or, in the case of a Director who first becomes eligible during a Plan Period, not later than 30 days after the Director first becomes eligible.

      (c) At the time a Director elects to participate in the Plan or when the Director makes an election with respect to a subsequent Plan Period, the Director may make a concurrent election on Schedule A to have an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (a "Tax Exempt Organization"), receive all or part of the cash distributions of the Director's retainer and/or meeting fees, plus accruals thereon, in accordance with the terms of distribution specified on Schedule A (a "Charitable Election"). At the time a Director makes a Charitable Election, the Director shall also recommend on Schedule A a specific Tax Exempt Organization to receive the distributions, subject to the approval of the Committee. The Committee shall make the final determination as to the Tax Exempt Organization that will receive the distributions and the Committee retains the authority to designate a different Tax Exempt Organization from the one recommended by the Director.

      (d) In the case of a Director who first becomes eligible to participate during a Plan Period, the election to participate shall apply only to compensation subsequent to making the election. Each such election shall be irrevocable. An election on Schedule A shall remain in effect until changed or rescinded. Prior to the beginning of any subsequent Plan Period, a Participant may irrevocably elect in writing, by completing a new Schedule A, to change an earlier election with respect to such subsequent Plan Period. Such new election shall become effective on the first business day of the Plan Period following receipt by the Committee of the new Schedule A. Notwithstanding the foregoing, a Participant may elect, prior to July 1, 2000, to convert all or part of his or her Deferred Cash Account into the Deferred Stock Account, as such Accounts are described in Section 5 below. The number of whole and fractional restricted stock units (computed to four decimal places) shall be determined as of July 3, 2000 by dividing the amount of the Deferred Cash Account to be converted by the average of the high and low sale prices of a Common Share of Otter Tail Corporation as reported on the NASDAQ National Market System on July 3, 2000.

      5. DEFERRED COMPENSATION ACCOUNTS.

      (a) An account shall be established for each eligible, electing Director (a "Participant") which shall be designated as the Participant's Deferred Compensation Account. A Participant's Deferred Compensation Account shall include a Deferred Cash Account, a Charitable Contribution Account, and a Deferred Stock Account, as applicable. The Deferred Cash Account means the bookkeeping account of this Plan to which a Participant's deemed cash allocations are credited pursuant to the Plan. A Charitable Contribution Account means the bookkeeping account of this Plan to which a Participant's deemed cash allocations are credited pursuant to a Participant's Charitable Election under this Plan. The Deferred Stock Account means the bookkeeping account of this Plan to which a Participant's deemed restricted stock unit allocations are credited pursuant to this Plan. If a Participant elects to have payment deferred of his or her retainer and/or meeting fees, the amount of the retainer and/or meeting fees payable with respect to a Plan Period shall be credited, (i) in monthly installments as of the last day of each month in the Plan Period to which such retainer and/or meeting fees relate, for amounts credited to the Participant's Deferred Cash Account or Charitable Contribution Account and (ii) in quarterly installments as of the last day of each calendar quarter in the Plan Period to which such retainer and/or meeting fees relate, for amounts credited to the Participant's Deferred

Stock Account, subject to the provisions of Section 5(d). The Corporation shall not be required to segregate any amounts credited to the Deferred Compensation Accounts, which shall be established merely as an accounting convenience. Amounts credited to the Deferred Compensation Accounts shall at all times remain solely the property of the Corporation subject to the claims of its general creditors and available for the Corporation's use for whatever purpose desired.

      (b) The amounts credited to a Deferred Cash Account and a Charitable Contribution Account shall, in order to alleviate the adverse effects of an inflationary economy, accrue interest each month at an annual rate equal to the rate charged for prime commercial loans of 90-day maturity (based on actual numbers of days, 360 days to the year), plus 1% as of the last business day of the month. Such interest shall be computed on the average daily balance in each of the Deferred Cash Account and the Charitable Contribution Account during such month and shall be credited to each such Account and compounded as of the last day of such month. Interest shall continue to accrue and be compounded on the unpaid balance in each of the Deferred Cash Account and the Charitable Contribution Account until such Account is fully distributed.

      (c) The amounts credited to a Deferred Stock Account shall be credited in the form of restricted stock units as of the last day of the calendar quarter. The number of whole and fractional restricted stock units (computed to four decimal places) credited to the Account shall be determined by dividing the amount deferred to the Deferred Stock Account during the quarter by the average of the high and low sale prices of a Common Share of Otter Tail Corporation as reported on the NASDAQ National Market System on the last business day of the quarter. At such times as cash dividends are declared by the Corporation on its outstanding Common Shares, an amount shall be credited to the Participant's Deferred Stock Account on the record date for such dividend equal to the amount of dividends that would be paid if the restricted stock units (including a fractional unit) were outstanding Common Shares on such date ("Dividend Equivalents"). At the end of the calendar quarter in which such Dividend Equivalents are credited to the Participant's Deferred Stock Account, the Dividend Equivalents shall be converted to additional whole and fractional restricted stock units (computed to four decimal places) in an amount determined by dividing the amount of the Dividend Equivalents by the average of the high and low sale prices of a Common Share of the Corporation as reported on the NASDAQ National Market System on the last business day of the quarter. In the event of a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities of the Corporation, issuance of warrants or other rights to purchase Common Shares or other securities of the Corporation or other similar corporate transaction or event that affects the Common Shares, the Committee shall make such adjustments as it deems appropriate in the number of restricted stock units credited to a Participant's Deferred Stock Account in order to prevent dilution or enlargement of the Participant's benefits under the Plan.

      (d) If, prior to the end of a Plan Period, a Participant becomes an employee of the Corporation or one of its subsidiaries or dies or ceases for any reason to be a Director, or if the effective date of participation by a Participant for any Plan Period shall be other than the first day thereof, the Participant will be entitled to be credited with that proportion of the annual retainer for the full Plan Period which the number of days of his or her participation in the Plan during such Plan Period bears to the total number of days in such Plan Period.

      6. PAYMENT.

      (a) Following termination of a Participant's service on the Board, the Corporation shall distribute the entire amount accumulated in the Participant's Deferred Compensation Account in accordance with the provisions of this Plan.

      (b) By written notice on Schedule A to the Plan filed with the Committee, a Participant may elect to have distribution of his or her Deferred Cash Account commence either (i) within 30 days after the date the Participant ceases to be a Director of the Corporation, (ii) 12 months after the Participant ceases to be a Director of the Corporation, or (iii) 24 months after the Participant ceases to be a Director of the Corporation. Any such election, or any change in such election (by such subsequent written notice to the Committee), shall apply only to future deferrals. In the event no election is made as to the commencement of a distribution, such distribution shall commence within 30 days after the date the Participant ceases to be a Director of the Corporation. The actual date that distribution shall commence shall be a date within the appropriate period determined by the Committee in its sole discretion.

      (c) By written notice on Schedule A to the Plan filed with the Committee, a Participant may choose to receive the distribution of his or her Deferred Cash Account in the form of (i) one lump-sum payment or (ii) monthly distributions over a period selected by the Participant of up to 10 years. In the event a lump-sum payment is made under the Plan, the amount then standing to the Participant's credit in his or her Deferred Cash Account, including interest at the rate provided in Section 5(b) to the date of distribution, shall be paid to the Participant on the date determined under Section 6(b). In the case of a distribution over a period of years, the Corporation shall pay to the Participant, commencing on the date determined under Section 6(b), monthly installments from the amount then standing to the Participant's credit in his or her

Deferred Cash Account, including interest on the unpaid balance at the rate provided in Section 5(b) to the date of distribution. The amount of each installment shall be determined by dividing the then unpaid balance, plus accrued interest, in the Participant's Deferred Cash Account by the number of installments remaining to be paid. If a Participant does not make a choice as to the manner of distribution of his or her Deferred Cash Account, such distribution shall be made in the form of monthly installments paid over a five-year period. Notwithstanding the above and subject to approval by the Committee, a Participant may at any time request, by written notice to the Committee, to have the monthly payments scheduled to be made to him or her within a tax year paid to him or her in one installment within such year.

      (d) Amounts credited to a Participant's Charitable Contribution Account that are to be distributed to a Tax Exempt Organization shall be so distributed as a lump-sum payment within 60 days after the end of the Plan Period for which the Charitable Election was made; provided, however, that in the event of the death of a Participant who has made a Charitable Election, amounts credited to the Participant's Charitable Contribution Account shall be distributed to the Tax Exempt Organization as a lump-sum payment within 90 days after the Participant's death.

      (e) Distributions from the Deferred Stock Account shall be in Common Shares of the Corporation. The Common Shares available for issuance under this Plan shall be issued under, and in accordance with the terms of, the Otter Tail Corporation 1999 Stock Incentive Plan. Upon distribution, one Common Share shall be issued for each restricted stock unit, except that no fractional shares shall be issued, and the Participant shall receive a cash payment in lieu of any fractional share. By written notice on Schedule A to the Plan filed with the Committee, a Participant may elect to have a distribution of his or her Deferred Stock Account commence (i) within 30 days after the date the Participant ceases to be a Director of the Corporation, (ii) 12 months after the Participant ceases to be a Director of the Corporation or (iii) 24 months after the Participant ceases to be a Director of the Corporation. Any such election, or any change in such election (by subsequent written notice to the Committee), shall apply only to future deferrals. In the event no election is made as to the commencement of the distribution, such distribution shall commence within 30 days after the date the Participant ceases to be a Director of the Corporation. The actual date that the distribution shall commence shall be a date within the appropriate period determined by the Committee in its sole discretion.

      (f) By written notice on Schedule A to the Plan filed with the Committee, a Participant may choose to receive the distribution of his or her Deferred Stock Account in the form of (i) one lump-sum payment or (ii) annual distributions over a period selected by the Participant of up to 10 years. If a Participant does not make a choice as to the manner of distribution of his or her Deferred Stock Account, such distribution shall be made in the form of a lump-sum payment. In the event a lump-sum payment is made under the Plan, a certificate representing the Common Shares payable for the whole number of restricted stock units credited to the Participant's Deferred Stock Account shall be delivered to the Participant or the Participant's Beneficiary, as the case may be, along with cash in payment of any fractional share, on the date determined under Section 6(d). In the case of a distribution over a period of years, the Corporation shall pay to the Participant, commencing on the date determined under Section 6(d), annual installments from the number of restricted stock units then credited to the Participant's Deferred Stock Account, including additional restricted stock units credited as a result of the deemed reinvestment of Dividend Equivalents credited to the Participant's account. The amount of each installment shall be determined by dividing the then unpaid balance of restricted stock units by the number of installments remaining to be paid. A certificate representing the whole number of

Common Shares payable for such installment shall be delivered to the Participant or the Participant's Beneficiary, as the case may be, along with cash in payment of any fractional share. The value of any fractional share shall be based upon the average of the high and low sale prices of a Common Share of the Corporation as reported on the NASDAQ National Market System on the business day preceding the payment date. The Participant or the Participant's Beneficiary, as the case may be, shall have no rights as a holder of Common Shares unless and until a certificate for the shares is issued by the Corporation.

      (g) In the event of a Participant's death, the balance of a Participant's Deferred Cash Account or Deferred Stock Account, as the case may be, shall be distributed to the Participant's Beneficiary(ies) over a period of not more than five years or in a lump sum, in accordance with the Participant's choice on Schedule B to the Plan filed with the Committee. Such distribution shall commence within 30 days after the Participant's death, on a date within such month to be determined by the Committee in its sole discretion. Additional annual payments for distributions made over a period of more than one year shall be made on the yearly anniversaries of such date. In the event of a Participant's death after distribution of the Deferred Cash Account or Deferred Stock Account, as the case may be, has commenced, any choice under this Section 6(f) shall not extend time of payment of such Account beyond the time when distribution would have been completed if the Participant had lived. A Participant may change Beneficiary designations by filing a subsequent Schedule B with the Committee. If a Participant does not make a choice as to the manner of distribution of his or her Deferred Cash Account or Deferred Stock Account, as the case may be, in the event of death, any such distribution shall be made as a lump-sum payment to his or her estate within 30 days after the Participant's death.

      (h) Notwithstanding any other provision of the Plan, if the Committee shall determine in its sole discretion that the time of payment of a Participant's Deferred Compensation Account should be advanced because of protracted illness or other undue hardship, then the Committee may advance the time or times of payment (whether before or after the Director's retirement date) only if the Committee determines that an emergency beyond the control of the Participant exists and which would cause such Participant severe financial hardship if the payment of such benefits were not approved. Any such distribution for hardship shall be limited to the amount needed to meet such emergency. A Participant who receives a hardship distribution may not reenter the Plan for 12 months after the date of such distribution. Any distribution for hardship under this Section 6(h) shall commence or be made within 30 days after the Committee determines to make such hardship distribution.

      7. ASSIGNMENT. No benefit under the Plan shall in any manner or to any extent be assigned, alienated, or transferred by any Participant or Beneficiary or subject to attachment, garnishment, or other legal process.

      8. TERMINATION AND AMENDMENT. The Committee may terminate the Plan at any time so that no further amounts shall be credited to Deferred Compensation Accounts or may, from time to time, amend the Plan, without the consent of Participants or Beneficiaries; provided, however, that no such amendment or termination shall impair any rights which have accrued under the Plan.

                                                                      SCHEDULE A

                              IRREVOCABLE ELECTION

                                    under the
                             Otter Tail Corporation
                    Deferred Compensation Plan for Directors
                As Amended and Restated Effective January 1, 2003

      THIS IRREVOCABLE ELECTION is being made pursuant to the Otter Tail Corporation Deferred Compensation Plan for Directors, As Amended and Restated Effective January 1, 2003 (the "Plan"). Any election under any Section specified below which changes a prior election under the Plan shall apply only to subsequent Plan Periods, as defined in the Plan. Terms used herein shall have the meanings given to them in the Plan.

SECTION 1. DEFERRAL ELECTION.

      I hereby irrevocably elect to defer receipt of all or part of my retainer and/or meeting fees pursuant to the terms of the Plan and this Irrevocable Election, as indicated below:

            ______ % of retainer

            ______ % of meeting fees

SECTION 2. CHARITABLE ELECTION.

      I hereby elect to have a Tax Exempt Organization receive ____% of my deferred retainer and/or meeting fees, plus accruals thereon, to be distributed as a lump-sum cash payment within 60 days after the end of each Plan Period, subject to the terms of the Plan. I understand that my Charitable Election will remain in effect until I change it, subject to the terms of the Plan.

      Subject to the Committee's approval, I hereby recommend:

                                         _______________________________________
                                         Name of Tax Exempt Organization

                                         _______________________________________
                                         Address

                                         _______________________________________
                                         Contact

                                         _______________________________________
                                         Telephone Number
as the recipient of distributions from my Charitable Contribution Account. I certify that ______________________ qualifies as an organization described in
Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. I understand that the Committee is not bound by my recommendation and has the authority to designate an alternate Tax Exempt Organization to receive the distributions.

SECTION 3. FORM OF PAYMENT.

      I hereby irrevocably elect to receive payment of the amounts deferred in accordance with my election in Section 1 above and the terms of the Plan, in the form indicated below:

                  ______    Cash

                  ______ Common Shares of Otter Tail Corporation. I understand that no actual shares will be issued in my name until I receive a distribution from the Plan and, until such time, my Deferred Stock Account will be credited with restricted stock units and Dividend Equivalents, which will be converted into additional restricted stock units, as described in the Plan.

SECTION 4. TIMING OF DISTRIBUTION.

      I hereby irrevocably elect, in accordance with the terms of the Plan, to have the distribution from my Deferred Cash Account and/or Deferred Stock Account, excluding any amounts subject to a Charitable Election, to commence or be made as follows:

                  ______ within 30 days after I cease to be a Director of the Corporation

                  ______ 12 months after I cease to be a Director of the Corporation

                  ______ 24 months after I cease to be a Director of the Corporation

      I understand that if no election is made, my distribution will commence or be made within 30 days after I cease to be a Director of the Corporation.

SECTION 5. NUMBER OF DISTRIBUTIONS FROM DEFERRED CASH ACCOUNT.

      I hereby elect, in accordance with the terms of the Plan, to receive my cash distributions from my Deferred Cash Account under the Plan, excluding any amounts subject to a Charitable Election, as indicated below:

                  ______    In one lump sum

                  ______ In monthly installments over a period of ______ years (not to exceed 10 years)

      I understand that if no election is made, my cash distribution will be made in monthly installments over a period of five years.

SECTION 6. NUMBER OF DISTRIBUTIONS FROM DEFERRED STOCK ACCOUNT.

      I hereby elect, in accordance with the terms of the Plan, to receive my stock distributions from my Deferred Stock Account under the Plan, as indicated below:

                  ______    In one lump sum

                  ______ In annual installments over a period of ______ years (not to exceed 10 years)

      I understand that if no election is made, my stock distribution will be made in one lump-sum payment.

      I further understand that payment from my Deferred Stock Account will be in the form of Common Shares of the Corporation.

SECTION 7. SIGNATURE.

      I understand that the above elections are subject to the terms of the Plan. I acknowledge receipt of a copy of the Plan. I certify that my elections are not being made in reliance upon any financial or tax advice given by the Corporation. I understand that I should consult my own tax advisor as to the tax consequences of my elections.

__________________________                    __________________________________
Witness                                       Participant's Signature

                                              __________________________________
                                              Date

                                                                      SCHEDULE B

                          BENEFICIARY DESIGNATION FORM

                                    under the

                             Otter Tail Corporation

                    Deferred Compensation Plan for Directors

                As Amended and Restated Effective January 1, 2003

SECTION 1. METHOD OF DISTRIBUTION IN CASE OF DEATH.

      In case of my death, I hereby elect, in accordance with the terms of the Plan, to have the distribution of my Deferred Compensation Account paid to my Beneficiary(ies) designated in Section 2 hereof as indicated below:

      ____  In one lump sum

      ____ In annual installments over a period of ___ years (not to exceed five years)

      I understand that if no election is made, a lump-sum payment will be made to my Beneficiary(ies) or estate within 30 days of my death. I further understand that payments from my Deferred Stock Account, if any, will be in the form of Common Shares of Otter Tail Corporation.

I UNDERSTAND THAT IF I HAVE MADE A CHARITABLE ELECTION UNDER THE PLAN, AMOUNTS THAT ARE TO BE DISTRIBUTED TO THE TAX EXEMPT ORGANIZATION WILL BE PAID TO THE TAX EXEMPT ORGANIZATION IN THE EVENT OF MY DEATH, IN ACCORDANCE WITH THE TERMS OF THE PLAN.

SECTION 2. DESIGNATION OF BENEFICIARY(IES).

      In the event of my death, I hereby designate the following individuals, fiduciaries or other entities, either in their own right or in their representative capacity, in the proportions and in the priority of interest designated, to be the beneficiaries of any benefits owing to me, under the Plan.

      PRIMARY BENEFICIARIES - The following beneficiary(ies) shall receive all benefits payable under the Plan in the event of my death in the proportions designated hereunder. If any one or more of the primary beneficiaries designated hereunder shall predecease me, such beneficiary's share(s) shall be divided equally among the remaining primary beneficiaries.

                                   PROPORTIONATE
  NAME AND PRESENT ADDRESS       INTEREST OF PRIMARY         RELATIONSHIP TO
OF PRIMARY BENEFICIARY(IES)        BENEFICIARY(IES)              EMPLOYEE
___________________________      ___________________%        _________________
___________________________      ___________________%        _________________
___________________________      ___________________%        _________________
___________________________      ___________________%        _________________
___________________________      ___________________%        _________________
___________________________      ___________________%        _________________
___________________________      ___________________%        _________________


_______________________       ___________________________
Date                          Participant's Initials

      SECONDARY BENEFICIARIES - The following beneficiary(ies) shall receive all benefits payable under the Plan in the event of my death in the proportions designated hereunder only if all of my Primary Beneficiaries have predeceased me. If all Primary Beneficiaries have predeceased me and if any one or more of the Secondary Beneficiaries designated hereunder shall predecease me, such Secondary Beneficiary's share(s) shall be divided equally among the Secondary Beneficiaries.

                                     PROPORTIONATE
   NAME AND PRESENT ADDRESS           INTEREST OF
        OF SECONDARY                   SECONDARY               RELATIONSHIP
      BENEFICIARY(IES)              BENEFICIARY(IES)            TO EMPLOYEE
___________________________      ___________________%        _________________
___________________________      ___________________%        _________________
___________________________      ___________________%        _________________

      ESTATE - In the event I have declined to designate a Beneficiary hereunder or if all of the Beneficiaries that I have designated predecease me, then all benefits payable under the Plan shall be payable to my Estate.


_______________________________             ____________________________________
Witness                                     Participant's Signature


                                            ____________________________________
                                            Date